Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets
GOODWILL AND OTHER INTANGIBLE ASSETS

The Company completed its annual assessment of the carrying value of goodwill during 2016 and concluded that its carrying value was not impaired. The following table presents a roll forward of the Company's goodwill activity (in thousands):

	2016	2015

Beginning balance	$76,256	$71,401
Goodwill reduction in conjunction with sale of CityInsurance	—	(3,020)
Goodwill acquired in conjunction with the acquisition of AFB	—	7,875
Adjustments to goodwill acquired in conjunction with the acquisition of AFB	(60)	—
Ending balance	$76,196	$76,256

The Company believes that the customer relationships with the deposits acquired have an intangible value. In connection with acquisitions, the Company recorded a core deposit intangible, which represented the value that the acquiree had with their deposit customers. The fair value was estimated based on a discounted cash flow methodology that considered the type of deposit, estimated deposit retention, the cost of the deposit base and an alternate cost of funds. The following tables present the details of the Company's core deposit intangibles (in thousands):

	2016	2015

Gross carrying amount	$9,802	$9,802
Accumulated amortization	(6,863)	(6,266)
	$2,939	$3,536

Beginning balance	$3,536	$2,797
Core deposit intangible acquired in conjunction with the acquisition of AFB	—	1,415
Amortization expense	(597)	(676)
Ending balance	$2,939	$3,536

The core deposit intangible amortization expense for the year ended December 31, 2016 was $0.9 million. The core deposit intangibles are being amortized over ten years. The estimated amortization expense for core deposit intangible assets for each of the next five years is as follows (in thousands):

2017	$545
2018	496
2019	454
2020	416
2021	382
Thereafter	646
$2,939